SCHEDULE 14C
Information Required in Proxy Statement
Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Check the appropriate box:
/_/	Preliminary Information Statement
/X/	Definitive Information Statement

Sound Worldwide Holdings, Inc.
(Name of Company As Specified In Charter)

Not Applicable
(Name of Person(s) Filing the Information Statement if other than Company)

Payment  of Filing Fee (Check the appropriate box):

/X/ No fee required.

/_/ Fee  computed on table below per  Exchange  Act Rules  14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:

Common Stock, par value $0.0001 per share

2) Aggregate number of securities to which transaction applies:

19,516,250

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

4) Proposed maximum aggregate value of transaction:

/__/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)  and  identify  the  filing  for  which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:
2) Form, Schedule or Registration Statement No.:
3) Filing Party:
4) Date Filed:

Sound Worldwide Holdings, Inc.
Unit 1, 14/F, Leader Industrial Centre
Nos. 57-59 Au Pui Wan Street, Shatin, N.T.
Hong Kong, China
(Address of principal executive offices)

 (852) 2414-1831
Facsimile: (646)514.1601

INFORMATION STATEMENT
PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,
AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

INTRODUCTION

This notice and information statement (the “Information Statement”) will be mailed on or about February 1, 2011 to the stockholders of record, as of February 1, 2011, of Sound Worldwide Holdings, Inc., a Delaware corporation (the “Company”) pursuant to: Section 14(c) of the Exchange Act of 1934, as amended. This Information Statement is circulated to advise the shareholders of action already approved and taken without a meeting by written consent of Roger Kwog Wing Fan, a Chief Executive Officer and holder of 57% of the issued and outstanding shares of common stock (a majority of the voting power of our capital stock).  Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the corporate action described in this Notice can be taken no sooner than 20 calendar days after the accompanying Information Statement is first sent or given to the Company’s stockholders. Since the accompanying Information Statement is first being sent or given to security holders on February 1, 2011, the corporate action described therein may be effective on or after February 20, 2011.

Please review the Information Statement included with this Notice for a more complete description of this matter. This Information Statement is being sent to you for informational purposes only.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT
TO SEND US A PROXY.

The actions to be effective twenty days after the mailing of this Information Statement are as follows:

To change the name of the name of the Company from Sound Worldwide Holdings, Inc. to Chatter Box Call Center Ltd. to be effective as of the filing of an amendment to the Company's Certificate of Incorporation with the Delaware Secretary of State.

The name change described in the accompanying Information Statement has been duly authorized and approved by the written consent of the holders of a majority of the voting power of the Company’s issued and outstanding voting securities, your vote or consent is not requested or required. The accompanying Information Statement is provided solely for your information. The accompanying Information Statement also serves as the notice required by Section 228 of the General Corporation Law of the State of Delaware of the taking of a corporate action without a meeting by less than unanimous written consent of the Company’s stockholders.

By order of the Board of Directors,
Roger Kwog Wing Fan
Chief Executive Officer, President and Director
Hong Kong
January __, 2011

The elimination of the need for a meeting of stockholders to approve this action is made possible by Delaware Revised Statutes which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs involved in holding a special meeting of our stockholders, our Board of Directors voted to utilize the written consent of the holders of a majority in interest of our voting securities. This Information Statement is circulated to advise the shareholders of action already approved by written consent of the shareholders who collectively hold a majority of the voting power of our capital stock and shall serve as our Annual Meeting.

THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 PROVIDES A “SAFE HARBOR” FOR FORWARD LOOKING STATEMENTS. This Information Statement contains statements that are not historical facts. These statements are called “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements involve important known and unknown risks, uncertainties and other factors and can be identified by phrases using “estimate,” “anticipate,” “believe,” “project,” “expect,” “intend,” “predict,” “potential,” “future,” “may,” “should” and similar expressions or words. Our future results, performance or achievements may differ materially from the results, performance or achievements discussed in the forward-looking statements. There are numerous factors that could cause actual results to differ materially from the results discussed in forward-looking statements, including:

•	Changes in relationships and market for the development of the Business and Knowledge Process Outsourced (BPO / KPO) Technology would have on our earnings and financial position.

•	considerable financial uncertainties that could impact the profitability of the Call Center Facility.

•	Factors that we have discussed in previous public reports and other documents filed with the Securities and Exchange Commission.

This list provides examples of factors that could affect the results described by forward-looking statements contained in this Information Statement. However, this list is not intended to be exhaustive; many other factors could impact our business and it is impossible to predict with any accuracy which factors could result in which negative impacts. Although we believe that the forward-looking statements contained in this Information Statement are reasonable, we cannot provide you with any guarantee that the anticipated results will be achieved. All forward-looking statements in this Information Statement are expressly qualified in their entirety by the cautionary statements contained in this section and you are cautioned not to place undue reliance on the forward-looking statements contained in this Information Statement. In addition to the risks listed above, other risks may arise in the future, and we disclaim any obligation to update information contained in any forward-looking statement.

Sound Worldwide Holdings, Inc.
Unit 1, 14/F, Leader Industrial Centre
Nos. 57-59 Au Pui Wan Street, Shatin, N.T.
Hong Kong, China
(Address of principal executive offices)

(852) 2414-1831
Facsimile: (646)514.1601

This Information Statement is being furnished by Sound Worldwide Holdings, Inc., a Delaware corporation (“we,” “us,” “our” or the “Company” and “Chatter Box Call Center”), in connection with action taken by the holders of a majority of the voting power of the Company’s issued and outstanding voting securities. By written consent dated January 13, 2011, the holders of a majority of the voting power approved the name change to  Chatter Box Call Center Ltd.  In order to reflect the revised business plan of the Company.

We are first sending or giving this Information Statement on or about February 1, 2011 to our stockholders of record as of the close of business on February 1, 2011 (the “Record Date”). Our principal executive offices are located at Unit 1, 14/F, Leader Industrial Centre, Nos. 57-59 Au Pui Wan Street, Shatin, N.T., Hong Kong, China and our main telephone number is (852) 2414-1831

Board Approval of the Name Change

On January 13, 2011, our board of directors authorized the name change to reflect the revised business plan of our company. A summary of the new business plan is set forth in “Approval of the New Name.”

The Action by Written Consent

On January 13, 2011, the holders of a majority of the votes of the Company’s outstanding voting securities, approved the new name by written consent (the “Written Consent”). The Written Consent, if not revoked or terminated, will become effective 20 days after this Information Statement is first sent or given to our stockholders. Our board of directors may abandon the name change at any time prior to its completion, without any further action by our stockholders. The Company is not obligated to effect the name change and there can be no assurance that it will occur.

No Further Voting Required

We are not seeking consent, authorizations, or proxies from you. Section 228 of the Delaware General Corporate Law (the “DGCL”) and our certificate of incorporation provide that actions requiring a vote of the stockholders may be approved by written consent of the holders of outstanding shares of voting capital stock having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The approval by at least a majority of the outstanding voting power of our voting securities is required to approve the name change.

Notice Pursuant to Section 228

Pursuant to Section 228 of the DGCL, we are required to provide prompt notice of the taking of corporate action by written consent to our stockholders who have not consented in writing to such action. This Information Statement serves as the notice required by Section 228.

Dissenters’ Rights of Appraisal

The DGCL does not provide dissenters’ rights of appraisal to our stockholders in connection with the matters approved by the Written Consent.

APPROVAL OF THE NAME CHANGE

Corporate History

We are a holding company formed in the state of Delaware on June 26, 2006. On October 25, 2007, our predecessor merged with a registered company, Freedom 3, Inc., or Freedom, a Delaware corporation.

Through our wholly-owned subsidiary, Sound Worldwide Limited, or Sound Worldwide or “SWL”, a British Virgins Island corporation, and its subsidiaries, we manufactured and sold denim fabrics and garments from our facilities in Hong Kong and China. SWL’s subsidiary is Asian Point Investment Limited, or Asian Point.

Through our subsidiaries, Sound Worldwide was able to produce various types of fabric and garment products. Additionally, Sound Worldwide was a garment contractor for a number of well-known brands such as GAP, Levis, ECKO, and Giordano. The Company’s products were sold to customers worldwide, with over 50% exported to the U.S. marketplace and the rest throughout Western Europe and other countries. Sound Worldwide has been devoting resources to enhance its fabric and garment production technology, capacity, efficiency, and flexibility. This is intended to help Sound Worldwide to meet the perceived increasing and changing demand of the textile and garment market.

 Our Subsidiaries’ Organizational History

The following summarizes the organizational history:

●	SWL was formed in July 1999.

●	Asian Point was registered in China in June 1999.

On October 25, 2007, Freedom 3, Inc. a Delaware corporation (“Freedom 3”), sold one share of its common stock to Sound Worldwide Limited (“Sound Worldwide” or “SWL”) for $1.00 and redeemed 100,000 shares of its common stock from its prior sole stockholder constituting 100% of Freedom 3’s issued and outstanding shares of its common stock prior to the sale, resulting in Sound Worldwide owning 100% of Freedom 3. After the sale and redemption by Freedom 3, Sound Worldwide and Freedom 3 entered into a Share Exchange Agreement, dated October 25, 2007, or Exchange Agreement, pursuant to which each issued and outstanding share of Sound Worldwide’s common stock and preferred stock was converted into 350 shares of Freedom 3’s common stock and preferred stock, respectively, and all of the issued and outstanding shares of Sound Worldwide’s common and preferred stock were retired and cancelled, resulting in Freedom 3 owning 100% of Sound Worldwide (the “Exchange”). This resulted in the stockholders of Sound Worldwide to become stockholders of Freedom 3. The previous stockholder of Freedom was then issued 300,000 shares of Freedom 3 as agreed previously. The one share of Freedom’s common stock held by Sound Worldwide was then cancelled and Sound Worldwide sold one share of its common stock to Freedom 3, which resulted in Freedom 3 owning 100% of Sound Worldwide. Freedom 3 then changed its name to Sound Worldwide Holdings, Inc.

For accounting purposes, the Exchange has been treated as an acquisition of Freedom 3 by Sound Worldwide and as a recapitalization of Sound Worldwide (i.e. a "reverse acquisition"), in which Sound Worldwide was deemed to be the accounting acquirer. As a result of the Exchange, the historical consolidated financial statements of the Company for periods prior to the date of the transaction are those of Sound Worldwide, as the accounting acquirer, and all references to the consolidated financial statements of the Company apply to the historical financial statements of Sound Worldwide prior to the transaction and the consolidated financial statements of the Company subsequent to the transaction. The Company’s shares have been restated retroactively to reflect the share exchange ratio as at the date of the transaction in a manner similar to a stock split.

On May 27, 2008, the Company and SWL, entered into a Share Purchase and Exchange Agreement (the “Exchange Agreement”) with Best Allied, a wholly-owned subsidiary of SWL, and Ms. Ivy S.K. Lam, a director and officer of Best Allied and a stockholder of an aggregate of 6,063,750 shares of the Company’s Common Stock. Pursuant to the Exchange Agreement, at a closing held on May 30, 2008, Ms. Lam purchased from the Company and SWL 10,000 shares of Common Stock of Best Allied owned by SWL, which constituted 100% of the issued and outstanding shares of Best Allied, in exchange for 6,063,750 shares of the Company’s Common Stock held by Ms. Lam, which constituted 100% of the shares of the Company’s Common Stock held by Ms. Lam (the “Exchange”). The effective date of the Exchange is April 1, 2008.

Pursuant to the agreement, Ms. Lam had agreed to the return and cancellation of 6,063,750 shares of our common stock held by her.

As of September 30, 2008, the subsidiaries of the Company include the following:

•	Sound Worldwide Limited (“SWL”), incorporated in the British Virgin Islands on July 28, 1999, 100% of which is owned by the Company. SWL’s primary business is as an investment holding company;

•
Asian Point Investment Limited (“Asian Point”), incorporated in the British Virgin Islands on March 26, 1997, 100% of which is owned by the Company. Asian Point’s primary business is manufacturing and trading denim fabrics.

Our major operating subsidiary, Asian Point Investment Limited (“APIL”), has sold out all its plant and equipment at a loss of US$1,108,946 resulting to a net financial loss of US$2,370,460 during the year ended March 31, 2009. APIL has ceased operation during the year.

Chatter Box Call Center

Our Board of Directors has determined to revise and develop the business plan to build up and operate a Business and Knowledge Process Outsourced (BPO / KPO) Technology / IT company that will play an active role in the IT / Telecom and Call Center / BPO / KPO Industry.

The call center industry is an emerging industry in the Philippines and business process outsourcing or BPO is regarded, in managements’’ opinion, as one of the fastest growing industries in the world. While the Philippine government is hoping to attract capital to fund infrastructure projects, it is also aiming to bring in more investment in the business process outsourcing (BPO) sector. We believe the Philippines has emerged as a strong rival to India. We believe the Philippine business process outsourcing industry is growing  and may soon overtake India as the industry leader with proper funding. Our group’s objectives is to become one of the most viable call center/ business process outsourcing companies in the Philippines, if not globally.

We are recommending the name of the new company to be Chatter Box Call Center Inc. This represents voice and non-voice customer support for all our BPO Clients. We intend to  develop an initial 100 seat call center facility to be structured both as a virtual call center as well as being located within the Philippines. Chatter Box Call Center developed the plans, design and engineering of the facility and will be the implementing Systems Integrator and Overall Project Manager for the Project Roll Out.
A Call Center can be found within a company (in-house) or it can be a separate entity that manages calls for an array of clients for a variety of products and services.

In house call centers focus on the product and services their own company offers to consumers and businesses. Aside from the typical office set-up which includes the following departments: Admin., HR., Operations, Finance, etc, they also have an additional area within their premises where stations are set-up to call their clientele or receive calls from existing and new customers. When customers respond to infomercials or choose to place an order from a catalog, for example, they typically call a toll-free 800 number, which gets forwarded to a call center to be answered and processed.

A separate company, on the other hand, handles various Accounts from different clients and/ or companies which, typically, does not have the time nor finances to set-up their own call center facility. Another reason for hiring a call center is cost savings which translates, we believe, to at least 25-35% costs on manpower and facility. Jobs in call centers are typically classified as “Customer Support Representative Inbound” or “Customer Sales Representative Outbound.”

An Inbound Telemarketing position is a low-pressure job because it usually does not involve selling. Generally, this type of job entails:
•	Answering incoming calls
•	Providing information
•	Customer support
•	Order taking; setting up appointments
•	Processing requests for more information

The job title often associated with this type of work is Customer Service Representative. Job responsibilities often include processing orders, preparing correspondence, and fulfilling customer needs to ensure customer satisfaction.

An Outbound Telemarketing position involves:
•	Calling prospects
•	Selling products/ services over the telephone
•	Making collection calls
•	Setting up appointments for a salesperson to make an in person sales call

This type of job has a wide salary range, because people are often compensated in a variety of ways (through salary, commission, and / or bonuses). Chatterbox Call Center will concentrate most of its resources in this area of business which has dramatically larger margins.

Using the latest technology, companies are now creating virtual call centers. In essence, dozens or even hundreds of people work from their homes. Calls to a company (responding to an 800 number, for example) get forwarded to the telesales professionals at remote locations. A virtual call center links the telesales professionals who are working from different locations together with their employer using computers and the Internet.

Offshore Call Center Outsourcing in the Philippines

Cutting costs typically add to profitability, but not if quality of service falls as a result. Offshore call center outsourcing offers as a solution. The Philippines delivers, we believe, service levels, results comparable to any UK or US domestic center at less cost.

Stockholder Approval

On January 13, 2011, the holders of a majority of the votes of the Company’s outstanding voting securities, approved the name change.

Director and Executive Officers

Set forth below is information regarding the Company’s current directors and executive officers. There are no family relationships between any of our directors or executive officers. The directors are elected annually by stockholders. The executive officers serve at the pleasure of the Board of Directors.

Person and Position:	Age:	SWL Director Since:
Roger Kwok Wing Fan — Chief Executive Officer and Chairman	48	July 1999
Tony Ka Kin Chui — Chief Financial Officer	54	—
Hung Man To — Operation Director and Director	48	February 2007
Mei Ling Szeto — Secretary	46	—
Joseph Ede — Chief Operating Officer	52	—

Management and Director Biographies

Roger K. W. Fan
Chief Executive Officer, President and Chairman

Mr. Roger K. W. Fan has been serving as the Chief Executive Officer and Chairman of Sound Worldwide Holdings, Inc. since the April 1, 2008 and as President since May 20, 2008. From November 14, 2007 to April 1, 2008, Mr. Fan also served as the President of Sound Worldwide Holdings, Inc. Mr. Fan has been serving as the President and Chairman of SWL since its inception in July 1999. Since 1997, he was the Chairman of Asian Point. Mr. Fan has over 20 years of experience in textile industry, starting with his family’s textile manufacturing company, Yin Kee Weaving Factory. Mr. Fan also serves as a Director of Yin Kee Weaving Factory, Ltd.

Tony Ka Kin Chui
Chief Financial Officer

Mr. Chui has been serving as the Chief Financial Officer of Sound Worldwide Holdings, Inc. since April 1, 2008 and of the predecessor since its inception in July 1999. From 1984 to 1987, Mr. Chui served as the Accounts Executive of China Dyeing Works Ltd. From 1987 to 1991, Mr. Chui served as the Factory Manager of Tak Po Printing Factory Ltd. From 1991 to 1999, Mr. Chui served as the Sales Manager of Deep Success Industrial Ltd.

Hung Man To
Operation Director and Director

Mr. Hung Man To has been serving as the Operation Director and Director of Sound Worldwide Holdings, Inc. since  2007. From 1987 to 2001, Mr. To served as the Operation Manager of Fordcan Industries Ltd.  From 2001 to January, 31, 2007 he served as General Manager of Sound Worldwide Holdings.

Mei Ling Szeto
Secretary

Ms. Szeto has been serving as the Secretary of Sound Worldwide Holdings, Inc. since April 1, 2008. Miss Szeto has over 20 years of experience in textile industry during her employment with Po Lung Garment Manufacturing Ltd., from 1981 to 1983 as Secretary. From 1983 to 199l served as Secretary of Telly Weaving & Dyeing Factory Ltd., From 1992 to 2000 served as Secretary of Yin Kee Weaving Factory Ltd., and from 2000 to present as Director of Yin Kee Weaving Factory Ltd. From 1997 to present as Director of Asian Point Investment Ltd.

Joseph Ede
Chief Operating Officer

Along with his position of Chief Operating Officer, Joseph Ede has, since January, 2010, served as a member of the Board of Directors at Deco-Fire Ltd.  From July 2007 through December 2009, Mr. Ede served as a member of the Board of Directors and acted in the role of CFO and Treasurer at Safemark Systems. From January 2005 through June 2007, Mr. Ede was the Senior Project Manager for two consulting firms, CRC Results (February 2006 through June 2007) and Global Resources Professionals (January 2005 through January 2006).  During his tenure at these entities as well as with prior companies in which he was employed, Mr. Ede’s responsibilities included SOX Implementations and audits in the US and International markets, Accounting and Financial management of US and overseas operations in China implementation.   Mr. Ede is pursuing a doctorate, Major: Corporate Governance at the Business School Lausanne, Lausanne, Vaud, Switzerland and possesses a Master of Business Administration-Management,  Advance Institute of Management, Nyon, Vaud, Switzerland and is fluent in French, English, German, with conversational Chinese and Spanish

Family Relationships amongst Directors and Officers:

Mei Ling Szeto, the Company’s Secretary, is the spouse of Roger Kwok Wing Fan, the Company’s Chief Executive Officer and Chairman of the Board.

Summary Compensation Table

The following table sets forth for the year ended March 31, 2010 and 2009 compensation awarded to, paid to, or earned by, the Chief Executive Officer, and our other most highly compensated executive officers whose total compensation during the last fiscal year exceeded $100,000, if any.

2010 and 2009 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation- ion ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Roger Kwok Wing Fan	2010	46,428	0	0	0	0	0	0	46,428
	2009	43,254	0	0	0	0	0	0	43,254

2010 and 2009 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Name	Exercisable	Unexercisable	(#)	($)	Date	(#)	($)	(#)	($)
Roger Kwok Wing Fan	2010	0	0	0	0	0	0	0	0
	2009	0	0	0	0	0	0	0	0

2010 and 2009 OPTION EXERCISES AND STOCK VESTED TABLE

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Roger Kwok Wing Fan 2010 Chief Executive Officer 2009	0	0	0	0

2007 and 2006 PENSION BENEFITS TABLE

Name		Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Roger Kwok Wing Fan	2010		0	0	0
	2009		0	0	0

2010 and 2009 NONQUALIFIED DEFERRED COMPENSATION TABLE

Name		Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)
Roger Kwok Wing Fan	2010	0	0	0	0	0
	2009	0	0	0	0	0

2010 and 2009 DIRECTOR COMPENSATION TABLE

Name		Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Roger Kwok Wing Fan	2010	0	0	0	0	0	0	0
	2009	0	0	0	0	0	0	0

2010 and 2009 ALL OTHER COMPENSATION TABLE

Name	Year	Perquisites and Other Personal Benefits ($)	Tax Reimbursements ($)	Insurance Premiums ($)	Company Contributions to Retirement and 401(k) Plans ($)	Severance Payments / Accruals ($)	Change in Control Payments / Accruals ($)	Total ($)
Roger Kwok Wing Fan	2010	0	0	0	0	0	0	0
	2009	0	0	0	0	0	0	0

2010 and 2009 PERQUISITES TABLE

Name	Year	Personal Use of Company Car/Parking	Financial Planning/ Legal Fees	Club Dues	Executive Relocation	Total Perquisites and Other Personal Benefits
Roger Kwok Wing Fan	2010	0	0	0	0	0
	2009	0	0	0	0	0

2010 and 2009 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL TABLE

Name		Benefit	Before Change in Control Termination w/o Cause or for Good Reason	After Change in Control Termination w/o Cause or for Good Reason	Voluntary Termination	Death	Disability	Change in Control
Roger Kwok Wing Fan	2010	None
	2009	None

Management Compensation

Except for as stated in the preceding Summary Compensation Table, we have not paid any salary, bonus or other compensation to our officers and directors since our inception. We presently have no compensation arrangements with our officers and directors.

Stock Option Grants

No stock options or stock appreciation rights under any stock incentive plans or otherwise were granted to our executive officers and directors since our inception. No such grants have otherwise been made pursuant to the 2009 Stock Incentive Plan.

Director Compensation

The Company currently does not pay any cash fees to directors, but we pay directors' expenses in attending board meetings. During the year ended March 31, 2010, no director expenses were reimbursed.

Significant Employees

We have no significant employees other than our executive officers and directors named in this Annual Report. We conduct our business through agreements with consultants and arms-length third parties.

Committees of the Board of Directors

Our audit committee presently consists of our directors. Our board at this time does not have compensation, governance, nominating or executive committees or any other committees.

Limitation of Director Liability; Indemnification

Indemnity

Section 145 of the Delaware General Corporation Law and our certificate of incorporation and bylaws contain provisions for indemnification of our officers and directors, and under certain circumstances, our employees and other persons. The bylaws require us to indemnify such persons to the fullest extent permitted by Delaware law. Each such person will be indemnified in any proceeding if such person acted in good faith and in a manner that such person reasonably believed to be in, or not opposed to, our best interests. The indemnification would cover expenses, including attorney's fees, judgments, fines and amounts paid in settlement. Our bylaws also provide that we may purchase and maintain insurance on behalf of any of our present or past directors or officers insuring against any liability asserted against such person incurred in their capacity as a director or officer or arising out of such status, whether or not we would have the power to indemnify such person.

We have no other indemnification provisions in our Certificate of Incorporation, Bylaws or otherwise specifically providing for indemnification of directors, officers and controlling persons against liability under the Securities Act.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act 1993”), as amended, may be permitted to directors or officers pursuant to the foregoing provisions, we are informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy, as expressed in the Act 1933 and is, therefore, unenforceable.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

One of the Company’s officers and directors, Roger Kwok Wing Fan, holds 57% of the issued and outstanding shares of the Company’s Common Stock. Thus, he controls the majority of the voting power of our capital stock. For additional information, see “Security Ownership of Certain Beneficial Owners and Management.”  He will not receive any additional benefit as a result of the name change that the other holders of the Company’s Common Stock will not also receive.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of Common Stock as of January 13, 2011, by:

•	each person known to us to own beneficially more than 5%, in the aggregate, of the outstanding shares of our Common Stock;

•	each director;

•	each of our chief executive officer and our other two most highly compensated executive officers; and

•	all executive officers and directors as a group.

The number of shares beneficially owned and the percent of shares outstanding are based on 19,516,250 shares outstanding as of January 13, 2011. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and generally includes voting or investment power with respect to securities. Except as otherwise noted below, the address of each of the shareholders in the table is c/o Sound Worldwide Holdings, Inc.  Unit 1, 14/F, Leader Industrial Centre, Nos. 57-59 Au Pui Wan Street, Shatin, N.T., Hong Kong, China.

Name and Address	Number of Shares Beneficially Owned	Percentage(1)
Roger K.W. Fan, President, CEO	11,261,250	57.7%
Tony Ka Kin Chui, CFO	1,750	*
Hung Man To, Operations Dir.	43,050	*
Mei Ling Szeto, Secretary	0	-
All Directors, Officers as a Group	11,306,050	58.%

* Represents less than 1%

(1)
Applicable percentage of ownership is based on 19,516,250 shares of common stock issued and outstanding. Pursuant to Rule 13d-3 promulgated under the Exchange Act, any securities not outstanding which are subject to warrants, rights or conversion privileges exercisable within 60 days are deemed to be outstanding for purposes of computing the percentage of outstanding securities of the class owned by such person but are not deemed to be outstanding for the purposes of computing the percentage of any other person.

LEGAL PROCEEDINGS

To the best of our knowledge, during the past five years, none of the following occurred with respect to a present or former director or executive officer of the Company: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of any competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the commodities futures trading commission to have violated a Federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

DELIVERY OF INFORMATION STATEMENT

To reduce the expenses of delivering duplicate materials to our stockholders, we are taking advantage of householding rules that permit us to deliver only one Information Statement to stockholders who share the same address unless otherwise requested.

If you share an address with another stockholder and have received only one Information Statement, you may write or call us to request a separate copy at no cost to you. For future mailings, you may request separate materials or, if you are receiving multiple copies you may request that we only send one set of materials, by writing to us at Sound Worldwide Holdings, Inc.  Unit 1, 14/F, Leader Industrial Centre, Nos. 57-59 Au Pui Wan Street, Shatin, N.T., Hong Kong, China.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read or copy any document we file at the public reference room maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of this information may also be obtained by mail from the SEC’s Public Reference Branch at 100 F Street, N.E., Washington, D.C. 20549. In addition, our filings with the SEC are also available to the public on the SEC’s internet website at http://www.sec.gov

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

We do not hold any derivative instruments and do not engage in any hedging activities.

INFORMATION INCORPORATED BY REFERENCE

         The following documents are incorporated herein by reference and are deemed to be a part hereof from the date of filing of such documents:

         Annual Report on Form 10-K for the fiscal year ended March 31, 2010.

        Quarterly Reports on Form 10-Q or 10-Q/A for the quarters ended June 30, 2010 and September 30, 2010.

Reports in Form 8-K.

         All  documents  filed by the Company  with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the effective date of the action taken described herein.

         Any  statement  contained  in a document  incorporated  or deemed to be incorporated  by reference  herein shall be deemed to be modified or  superseded for  purposes  of this Information Statement  to the extent  that a  statement contained herein, or in any other subsequently filed document that also is, or is deemed to be,  incorporated  by reference  herein,  modifies or  supersedes  such statement.  Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

         This Information Statement incorporates, by reference, certain documents that are not presented herein or delivered herewith.  Copies of any such documents, other than exhibits to such documents which are not specifically incorporated by reference herein, are available without charge to any person, including any stockholder, to whom this proxy statement is delivered, upon written or oral request to our Secretary at our address and telephone number set forth herein.

Distribution of Information Statement

The cost of distributing this Information Statement has been borne by us and certain shareholders that consented to the action taken herein. The distribution will be made by mail.

Pursuant to the requirements of the Exchange Act of 1934, as amended, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

SOUND WORLDWIDE HOLDINGS, INC.
By /s/ Roger Kwok Wing Fan
Roger Kwok Wing Fan
Chief Executive Officer
February 1, 2011